UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition

On December 3, 2025, Macy’s, Inc. (“Macy’s” or the “Company”) furnished a Current Report on Form 8-K that included a press release announcing Macy’s financial condition, results of operations and cash flows as of and for the 13 and 39 weeks ended November 1, 2025 (the “Original Form 8-K”). This Current Report on Form 8-K/A amends the Original Form 8-K solely to furnish a corrected version of the Press Release. The corrected Press Release corrects Core Adjusted EBITDA as a percent of total revenue in the 2025 Guidance table to 7.5% to 7.7% (instead of 7.5% to 7.8%).

The full text of the corrected Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Macy’s reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release referred to above contains non-GAAP financial measures of changes in comparable sales on an owned-plus-licensed and owned-plus-licensed-plus-marketplace basis, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, core adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share. Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share exclude certain items that consist of impairment, restructuring and other costs and loss on extinguishment of debt. Core adjusted EBITDA excludes certain items that consist of impairment, restructuring and other costs, loss on extinguishment of debt and gains on sale of real estate. A section has been included at the end of the press release that contains important additional information regarding these non-GAAP financial measures including reconciliation to the most directly comparable GAAP financial measure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Macy’s dated December 3, 2025 (as corrected).
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: December 3, 2025	By:	/s/ Paul Griscom
	Name:	Paul Griscom
	Title:	Senior Vice President and Controller